UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51476	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

161 West Altadena Drive

Altadena, California 91001

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

248 Route 25A, No. 2

East Setauket, New York 11733

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The Nasdaq Stock Market, LLC
Warrants to Purchase Common Stock, par value $0.0001 per share	LIXTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 8, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were:

Proposal 1: The election of six director nominees to the Company’s Board of Directors to serve for a one-year term expiring at the 2022 annual meeting of stockholders.

Proposal 2: To approve, in an advisory (non-binding) vote, the fiscal year 2020 executive compensation.

Proposal 3: To approve, in an advisory (non-binding) vote, the frequency of voting on executive compensation.

Proposal 4: To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The results of the voting were as follows:

Proposal 1 (election of directors):

Each of the director nominees to the Company’s Board of Directors was elected as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. John Kovach	7,627,469	555,142	1,389,252
Dr. Philip Palmedo	7,625,013	557,598	1,389,252
Dr. Stephen Forman	7,627,672	554,939	1,389,252
Dr. Yun Yen	7,624,769	557,842	1,389,252
Gil N Schwartzberg	7,628,019	554,592	1,389,252
Regina Brown	8,176,131	6,480	1,389,252

Proposal 2 (executive compensation):

Votes For	Votes Against	Abstain	Broker Non-Votes
8,158,816	21,101	2,694	1,389,252

Proposal 3 (frequency of vote):

Frequency/Vote Type	Votes For
3 years	7,566,699
2 years	10,804
1 year	604,137
Abstain	971
Broker Non-Votes	1,389,252

Proposal 4 (appointment of accounting firm):

Votes For	Votes Against	Abstain	Broker Non-Votes
8,988,374	581,584	1,905	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2021	LIXTE BIOTECHNOLOGY HOLDINGS, INC. (Registrant)

	By:	/s/ JOHN S. KOVACH
John S. Kovach, Chief Executive Officer